UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2007

AEROVIRONMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
______________________
181 W. Huntington Drive, Suite 202
Monrovia, CA		91016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 19, 2007, AeroVironment, Inc. (AV) was awarded a $19.3 million order by the U.S. Marine Corps for Battlefield Air Targeting Micro Air Vehicle (BATMAV) systems, spares and support services.  Each BATMAV system consists of two Wasp III micro air vehicles, a ground control system, and operators kit.

The Marine Corps will procure the BATMAV systems through a five-year indefinite delivery/indefinite quantity (ID/IQ) contract awarded to AV by the U.S. Air Force in December 2006 to acquire and field BATMAV systems to meet the small unit’s need for real-time reconnaissance, surveillance, and target acquisition and battle damage assessment.  The contract provides for purchases of up to $45 million over the term of the contract, including procurement of micro air vehicle integration efforts, AV’s Wasp III micro air vehicle, ground control systems, initial spares, training and sustainment under the Air Force Beyond Line of Site (BLOS) program of record.

The development and integration phase of the contract was completed under a cost-plus fixed-fee arrangement in October 2007.  In November 2007, the Marine Corps signed a Memorandum of Agreement (MOA) with the Air Force to procure systems under the BATMAV contract.  The Marine Corps’ order brings the total current funded value of the BATMAV contract to $22.6 million.

Item 7.01	Regulation FD Disclosure.

On November 20, 2007, AV issued a press release announcing the Marine Corps’ order.  A copy of the press release is attached hereto as Exhibit 99.1.  The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing of AV, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

 (d)          Exhibits.

The following exhibits are filed herewith:

Exhibit
Number                                Description

99.1	Press Release issued by AeroVironment, Inc., dated November 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AEROVIRONMENT, INC.

Date:      November 20, 2007                                                                                          By:        /s/ Timothy E. Conver
                                    Timothy E. Conver
                                                                            Chairman of the Board,
                        President and Chief Executive Officer